SIRIUSPOINT LTD. – A GLOBAL UNDERWRITER 2024 Second Quarter and Half Year Results August 1, 2024

Basis of Presentation and Non-GAAP Financial Measures: Unless the context otherwise indicates or requires, as used in this presentation references to “we,” “our,” “us,” the “Company,” and "SiriusPoint" refer to SiriusPoint Ltd. and its directly and indirectly owned subsidiaries, as a combined entity, except where otherwise stated or where it is clear that the terms mean only SiriusPoint Ltd. exclusive of its subsidiaries. We have made rounding adjustments to reach some of the figures included in this presentation and, unless otherwise indicated, percentages presented in this presentation are approximate. In presenting SiriusPoint’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). SiriusPoint’s management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of SiriusPoint’s financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. Core underwriting income, Core net services income, Core income, Core combined ratio, accident year loss ratio, accident year combined ratio and attritional loss ratio are non-GAAP financial measures. Management believes it is useful to review Core results as it better reflects how management views the business and reflects the Company’s decision to exit the runoff business. Tangible book value per diluted common share is a non-GAAP financial measure and the most directly comparable U.S. GAAP measure is book value per common share. Tangible book value per diluted common share excludes intangible assets. Management believes that effects of intangible assets are not indicative of underlying underwriting results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Tangible book value per diluted common share is useful because it provides a more accurate measure of the realizable value of shareholder returns, excluding intangible assets. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measure is contained in our earnings release and our Form 10-K for the fiscal year ended December 31, 2023. Safe Harbor Statement Regarding Forward-Looking Statements: This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this presentation is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this presentation. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “believes,” “intends,” “seeks,” “anticipates,” “aims,” “plans,” “targets,” “estimates,” “expects,” “assumes,” “continues,” “guidance,” “should,” “could,” “will,” “may” and the negative of these or similar terms and phrases. These statements also include, but are not limited to, statements regarding the transactions contemplated by the Confidential Settlement and Mutual Release Agreement (the “Settlement Agreement”), and concurrently therewith, a Share Repurchase Agreement (the “Share Repurchase Agreement” and, together with the Settlement Agreement, (collectively, the “Agreement”). Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and unknown risks, uncertainties and other factors. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: our ability to execute on our strategic transformation, including re-underwriting to reduce volatility and improving underwriting performance, de-risking our investment portfolio, and transforming our business; the impact of unpredictable catastrophic events including uncertainties with respect to current and future COVID-19 losses across many classes of insurance business and the amount of insurance losses that may ultimately be ceded to the reinsurance market, supply chain issues, labor shortages and related increased costs, changing interest rates and equity market volatility; inadequacy of loss and loss adjustment expense reserves, the lack of available capital, and periods characterized by excess underwriting capacity and unfavorable premium rates; the performance of financial markets, impact of inflation and interest rates, and foreign currency fluctuations; our ability to compete successfully in the insurance and reinsurance market and the effect of consolidation in the insurance and reinsurance industry; technology breaches or failures, including those resulting from a malicious cyber-attack on us, our business partners or service providers; the effects of global climate change, including increased severity and frequency of weather-related natural disasters and catastrophes and increased coastal flooding in many geographic areas; geopolitical uncertainty, including the ongoing conflicts in Europe and the Middle East; our ability to retain key senior management and key employees; a downgrade or withdrawal of our financial ratings; fluctuations in our results of operations; legal restrictions on certain of SiriusPoint’s insurance and reinsurance subsidiaries’ ability to pay dividends and other distributions to SiriusPoint; the outcome of legal and regulatory proceedings and regulatory constraints on our business; reduced returns or losses in SiriusPoint’s investment portfolio; our exposure or potential exposure to corporate income tax in Bermuda and the E.U., U.S. federal income and withholding taxes and our significant deferred tax assets, which could become devalued if we do not generate future taxable income or applicable corporate tax rates are reduced; risks associated with delegating authority to third party managing general agents, managing general underwriters and/or program administrators; future strategic transactions such as acquisitions, dispositions, investments, mergers or joint ventures; SiriusPoint’s response to any acquisition proposal that may be received from any party, including any actions that may be considered by the Company’s Board of Directors or any committee thereof; and other risks and factors listed under "Risk Factors" in the Company's most recent Annual Report on Form 10-K and other subsequent periodic reports filed with the Securities and Exchange Commission. Additionally, the transactions contemplated by the Agreement are subject to risks and uncertainties and factors that could cause the Company’s actual results to differ from those statements herein including, but not limited to: that the Company may be unable to complete the proposed transactions because, among other reasons, conditions to the closing of the proposed transactions are not be satisfied or waived; the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement; and the outcome of any legal proceedings to the extent initiated against the Company or others following the announcement of the proposed transaction, as well as the Company’s response to any of the aforementioned factors. All forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. 2 Disclaimer

Agenda 3 • Introduction ◦ Key Messages ◦ Strategic Priorities Update ◦ Track Record of Delivery ◦ Specialized Business Model • Half Year and Quarterly Results Update

Introduction 4

5 Key Messages: Progress Across Strategic Priorities Shown in Results Notes: [1] Reflects Core business and adjusted for $10m of HY 23 reserve releases linked to LPT. [2] Adjusting Core business for Cyber and Workers' Compensation premiums exited during 2023. [3] See Appendix 2 on page 18. [4] SiriusPoint Group Bermuda Solvency Capital Ratio calculated as available economic capital and surplus divided by the enhanced capital requirement. Q2'24 figure is an estimate. [5] ROE calculated as annualized net income available to SiriusPoint common shareholders divided by average common shareholders' equity. [6] Underlying ROE excludes one-off benefit in relation to MGA actions taken during Q2'24. Strategic capital actions Outperforming net investment income; raising guidance 7th consecutive quarter of positive U/W results and targeted growth • H1 core underwriting income of $81m, with 92.5% COR containing 4 ppts of attritional loss ratio improvement • COR ex. LPT of 92.8%, a 1.0 ppt improvement YoY on a like-for-like basis1 (vs. 93.8% in H1 23) • 6% GPW growth YoY in continuing lines2 at H1 driven by North America Programs, London and Specialty • Q2'24 continuing lines2 growth strong at 22%, with significant contribution from programs launched in 2023 • PMLs down >50% since Q2'21, as part of de-risking actions • Increasing previous guidance to $275-$285m from $250m-$265m • Strong net investment income of $157m in H1 driven by higher yields, asset rotation and portfolio optimization • Series A Preference Shares fully settled with CMIG for cash • $125m of common shares repurchased from CMIG (9.1m shares) • Board share repurchases authorization of $306m • BSCR4 strong at 284% as of Q2'24, enhanced by strong underwriting, investment results and debt optimization • Debt to capital ratio of 19.3% • BVPS (ex. AOCI) up 9% YTD to $14.47 • Headline H1 ROE5 of 16.7%, with underlying ROE6 of 13.0% in-line with recently increased 12-15% medium-term guidance Enhancing distribution while continuing to rationalize MGA stakes • MGA actions including unlocked off balance sheet value resulted in a net $46m gain3 • Total MGA equity stakes down to 22 (vs. 36 at start of 2023) • 4 new programs added and 1 existing relationships expanded in Q2 Value creation on robust capitalization and de-risked balance sheet

Decisive Actions Across "Three Priorities" To Become a Better Performing Underwriter

SIRIUS POINT

What we said we would do:	What we have done:
Simplify the Business	✓ Fully integrated "One SiriusPoint" with significant improvement on employee engagement metrics[1] ✓ Ongoing rationalization of MGA equity stakes down to 22 from 36 ✓ Deconsolidation of Arcadian, with no future impact to net income ✓ Exit from non-core lines of business, such as Cyber and Workers' Compensation ✓ Simplification of capital structure through $400m debt refinancing actions completed April 2024
Reduce Volatility	✓ Focused growth in A&H, Specialty and MGA, while reducing Property exposure from 22% to 16% of portfolio ✓ Executed on 2 loss portfolio transfers covering $1.7bn of reserves, removing risk from exited business ✓ Reduced PMLs by >50% since Q2 2021, resulting in lower Cat losses ✓ De-risked investment portfolio through asset reallocation to be more in-line with peers ✓ BSCR improved from 194% in Q3'22 to 284% today
Focus on Profitability and ROE	✓ Disciplined underwriting actions resulting in 7th straight quarter of underwriting profit ✓ Execution of cost-saving actions that have resulted in >$50m of run-rate savings ✓ Improved net investment income with higher interest rates aided by tactical portfolio shift ✓ Implementation of capital management strategy: announced share repurchase and increased share repurchase authorization ✓ Established medium term target ROE of 12-15%. H1 annualized underlying ROE of 13.0%[2]

Notes: [1] See Appendix 1 on page 17. [2] ROE excludes gains from MGA actions.

6

7 Building a Track Record of Delivery Notes: [1] Reflects Core business. [2] Adjusted to exclude benefits relating to LPT transactions. [3] Net Income available to SiriusPoint common shareholders. [4] Book Value per Diluted Share excluding Accumulated Other Comprehensive Income. Core Combined Ratio (ex. LPT)1.2 Net Income3 Book Value Per Share (ex. AOCI)4 Favorable Prior Year Development1,2 $9.6 $2.0 $15.2 $10.2 $35.3 $6.5 $3.6 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 $— $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $(26.6) $131.9 $55.9 $57.5 $93.5 $90.8 $109.9 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 $(40.0) $— $40.0 $80.0 $120.0 $160.0 $11.59 $12.41 $12.63 $12.91 $13.33 $13.74 $14.47 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 $10.00 $11.00 $12.00 $13.00 $14.00 $15.00 $16.00 94.8% 96.8% 91.1% 92.9% 93.8% 91.7% 93.5% Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 80.0% 90.0% 100.0% Seven consecutive quarters of profitable underwriting performance Reserving prudence demonstrated by track record of favorable PYD Creating a track record of consistent earnings and value creation 25% growth in BVPS4, with significant off-balance sheet MGA value remaining (numbers in USD millions, except per share data

Specialized Business Model: All 3 Engines are Delivering

$ numbers in USD millions

Underwriting[1]

HY 24 GPW by Specialism[1]



Property
16%
Casualty
34%
Specialty
21%
A&H
29%

HY 24 GPW	$1,723
HY 24 COR	92.5%
HY 24 UW Income	$81

- ✓ **1.0 ppt YoY improvement in COR[1] YoY on a like-for-like basis[2]**
- ✓ **$6m Cat losses[1] in HY 24 vs. $7m in HY 23**

Strategic Investments[3]

Consolidated Investments

IMG

Armada

Alta Signa

Total MGAs	3
HY 24 SP Premium[4]	$141
HY 24 Net Services Fee Income[5]	$24
HY 24 Book Value	$94

Arcadian – Deconsolidated at end of Q2'24[6]

Other Investments

Investments with underwriting capacity[6]: 13

→ *HY 24 SP Premium[7]: $308*

Other Investments: 6

- ✓ **Progress made towards MGA Rationalization[8]**
- ✓ **HY 24 Consolidated MGA service revenue stable YoY**
- ✓ **Net services fee income[5] grew 7% YoY, with 24% service margin**

Investments

HY 24 Net Investment Income: $157

HY 24 Total Investment Result[9]: $103

- ✓ **2024 FY net investment income guidance increase to $275m to $285m up from $250m to $265m**
- ✓ **Reduction in P&L volatility given 95% of our fixed income investments[10] classified as available for sale ("AFS") assets**

Notes: [1] Reflects Core business. [2] Excludes reserve releases linked to LPT and deferred gain. [3] Strategic investments as of June 30, 2024. Investments also include holdings in Venture Capital (VC) funds. [4] SP premium refers to Gross Premium Written from IMG, Armada and Alta Signa on like-for-like basis. SP Premium including Arcadian is $332m. [5] Net services fee income includes services noncontrolling income. Net services fee income including Arcadian is $30m. [6] Following deconsolidation of Arcadian at 11:59 on 6/30/24, it was reclassified as an Investment with underwriting capacity. [7] SP premium refers to SiriusPoint Gross Premium Written from non-consolidated partnerships where we have equity stakes. [8] See Appendix 2 on page 18. [9] Total investment result calculated as the sum of Net realized and unrealized investment gains (losses), Net realized and unrealized investment gains (losses) from related party investment funds and Net investment income. [10] Fixed income investments exclude short-term investments. See Appendix 3 on page 19.

8

Half Year and Quarterly Results Update 9

Q2 2024 Financial Results

SiriusPoint

$ numbers in USD millions

	Q2'23	Q2'23 ex. LPT	Q2'24	Q2'24 ex. LPT
GPW[1]	$805		**$843**	
NPW[1]	$588		**$650**	
UW Income[1]	$63	$53	**$37**	$36
Net Services Fee Income[1]	$9		**$10**	
Total Investment Result[3]	$66		**$23**	
Net Income (Loss)[4]	$56	$43	**$110**	$114
COR[1] (%)	89.4%	91.1%	**93.3%**	93.5%
AY COR[1] (%)	93.6%		**94.2%**	

	Q1'24	Q2'24
Common Shareholders' Equity[5]	$2,403	**$2,504**

Key Comments

- Continuing lines GPW (ex. 2023 exited business[2]) up 22% YoY, with headline GPW[1] up 5% YoY
- Net income[4] of $110m, or $114m (ex. LPT) up 97% YoY
- Core underwriting result (ex. LPT) decreased by $18m YoY driven by lower favorable PYD ($12m) and higher cat losses ($6m)
- Underlying earnings quality (attritional loss ratio plus total expense ratio[6]) improved 0.4 ppts YoY
- Net services fee income[1] grew 3% to $10m, with the service margin increasing 1 ppt to 17%
- Total investment result[3] at $23m vs. $66m in Q2'23.
  - NII at $78m vs. $69m in Q2'23
  - Net realized and unrealized losses includes some strategic MGA actions[7] in the quarter
- Other notable items impacting Q2'24 income:
  - $46m net gain from MGA actions[7]
  - $16m interest expense of which $7m relates to LPT
  - $11m gain from MTM[8] on liability-classified capital instruments
- Common shareholders' equity[5] at $2.5bn, up 4% in the quarter

Notes: [1] Reflects Core business. [2] Adjusting Core business for Cyber and Workers' Compensation premiums exited during 2023. [3] Total investment result calculated as the sum of net realized and unrealized investment gains (losses), net realized and unrealized investment gains from related party investment funds and net investment income. [4] Net income (loss) available to SiriusPoint common shareholders. [5] Common shareholders' equity attributable to SiriusPoint common shareholders at end of period. [6] Total expense ratio calculated as the sum of acquisition cost ratio and other underwriting expense (OUE) ratio. [7] As detailed on slide 18. [8] MTM = Mark to Market.

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Half Year 2024 Financial Results

SIRIUS POINT

$ numbers in USD millions

	HY 23	HY 24
GPW[1]	$1,865	**$1,723**
NPW[1]	$1,352	**$1,277**
UW Income[1]	$171 (ex. LPT $71)	**$81** (ex. LPT $78)
Net Services Fee Income[1]	$28	**$30**
Total Investment Result[3]	$140	**$103**
Net Income (Loss)[4]	$188 (ex. LPT $94)	**$201** (ex. LPT $207)
COR[1] (%)	85.1% (ex. LPT 93.8%)	**92.5%** (ex. LPT 92.8%)
AY COR[1] (%)	95.3%	**93.6%**

	FY 23	HY 24
Common Shareholders' Equity[5]	$2,314	**$2,504**

Key Comments

- Continuing lines GPW (ex. 2023 exited business[2]) up 6% YoY, with headline GPW[1] down 8% YoY
- Net income[4] of $201m, supported by positive underwriting, investment result, net services fee income and MGA actions[7]
- Core underwriting result (ex. LPT) improved by $8m, benefiting from lower attritional losses and expenses
- Underlying earnings quality (attritional loss ratio plus total expense ratio[6]) improved 1.5 ppts YoY
- Net services fee income[1] at $30m (up 7% YoY), with the service margin improving 1 ppt to 24%
- Total investment result[3] at $103m vs. $140m at HY 23
  - NII at $157m (vs $130m at HY 23)
  - Net realized and unrealized losses at $54m includes some strategic MGA actions[7] in the quarter
- Other notable items impacting income:
  - $45m gain from MGA actions[7]
  - $36m interest expense ($14m related to LPT)
  - $5m gain from MTM[8] on liability-classified capital instruments
- Common shareholders' equity[5] at $2.5bn, up 8% since FY 23

Notes: [1] Reflects Core business. [2] Adjusting Core business for Cyber and Workers' Compensation premiums exited during 2023. [3] Total investment result calculated as the sum of net realized and unrealized investment gains (losses), net realized and unrealized investment gains from related party investment funds and net investment income. [4] Net income (loss) available to SiriusPoint common shareholders. [5] Common shareholders' equity attributable to SiriusPoint common shareholders at end of period. [6] Total expense ratio calculated as the sum of acquisition cost ratio and other underwriting expense (OUE) ratio. [7] As detailed on slide 18. [7] MTM = Mark to Market.

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Underwriting Performance: Earnings Quality Improved 1.5 Points

$ numbers in USD millions

COR Walk[1]



85.1%
93.8%
(3 ppts)
3 ppt
(0.4 ppt)
92.5%
0.3 ppt
92.8%
Attritional ratio[3] 4 ppts
Cat ratio 0.1 ppt
PYD[4] ratio 0.5 ppt
HY 23
HY 23 ex. LPT[2]
Loss Ratio
Acquisition Ratio
OUE Ratio
HY 24
LPT
HY 24 ex. LPT

Trends in Underlying Earnings Quality



Attritional Loss Ratio plus Total Expense Ratio[5]
Core
Insurance & Services
Reinsurance
94.7%
93.2%
97.9%
96.0%
91.2%
89.9%
7.4%
23.5%
63.8%
7.0%
26.0%
60.2%
7.3%
24.8%
65.8%
6.3%
25.1%
64.6%
7.6%
22.1%
61.5%
7.7%
26.9%
55.3%
HY 23
HY 24
HY 23
HY 24
HY 23
HY 24
Attritional Loss Ratio[3]
Acquisition Cost Ratio
OUE Ratio

Key Comments

- 1.5 ppts of underlying earnings quality improvement YoY in Core business as the increase in acquisition cost ratio due to change in business mix is more than offset by decreases in our attritional loss ratio[3] and OUE ratio
- Portfolio actions supporting results, headline HY 24 COR at 92.5%[1] supported by lower attritional losses and expenses
- 1.0 ppts of COR improvement on a like-for-like basis[1] (92.8% in HY 24 vs. 93.8% at HY 23 ex. LPT)
- As a reminder our cat risk has material reduced, with PMLs down >50% since Q2'21
- We maintain a prudent reserving philosophy

Notes: [1] Reflects Core business. [2] Reflects Core business adjusted for $100m of HY 23 reserve releases linked to LPT. [3] Attritional loss ratio excludes catastrophe losses and prior year loss reserve development from the loss ratio. [4] PYD = Prior Year Development. [5] Total expense ratio calculated as the sum of acquisition cost ratio and other underwriting expense (OUE) ratio.

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HY 24 Insurance & Services Continuing Lines2 GPW Growth $ numbers represent Gross Premiums Written in USD millions Key Comments • Core premiums down 8% on a headline basis for HY 24, with exited business expected to impact GPW through 2024 • Strong continuing lines growth (ex. 2023 exited business2) of 22% in Q2'24 and 6% for HY 24 • Strong HY 24 Insurance & Services continuing lines growth of 16% from both NA and International Programs, with significant contributions from Programs launched in 2023 • Reinsurance slight reduction reflects continued reduction in US Casualty offset by growth in Bermuda Property and Specialty lines • All specialisms within Core business pivoted to double-digit premium growth (ex. 2023 exited business2) in Q2'24 $1,865 $1,723 $1,112 $1,015 $754 $709 HY 23 HY 24 HY 23 HY 24 HY 23 HY 24 Core Insurance & Services Reinsurance 13 Premium Trends: Continuing Lines Poised for Growth Notes: [1] The dotted area represents $234m of Cyber and Workers' Compensation business put into run off in 2023. [2] Core business adjusted for exited programs in Cyber and Workers' Compensation. 16% (6)% 6% >15% New MGA Programs Onboarded in HY 24 +7 Total +5 International Q2'24 Insurance & Services Continuing Lines2 GPW Growth >40% 1 1

Investment Income: De-Risked and Benefiting from Rate Increases

SIRIUS POINT

$ numbers in USD millions

Net Investment Income



$130
$157
$250-$265
$275-$285[1]
HY 23
HY 24
Prior 2024E
Updated 2024E

Total Investment Result[2]



$140
$103
HY 23
HY 24

Key Comments

- NII higher at $157m in HY 24 (vs. $130m in HY 23)
- 2024 full year NII guidance increased to $275m-$285m from $250m-$265m[1]
- Total investment result[2] lower at $103m (vs. $140m in HY 23) largely due to strategic MGA actions in Q2
- Assets backing loss reserves duration stable at ~2.9 years (vs. ~2.9 years at Q1'24) and we are fully matched
- Average re-investment rate >4.5% during Q2

Updated NII Guidance Assumptions

- Two rate cuts in H2'24 rate based on the forward yield curve
- ~4.5% average re-investment rate

Notes: [1] 2024 NII guidance based on current forward yield curves. [2] Total investment result calculated as the sum of net realized and unrealized investment gains (losses), net realized and unrealized investment gains from related party investment funds and net investment income.

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Strong Balance Sheet

$ numbers in USD millions

BSCR[1]


261%
$3,293
$1,264
Q1'24
284%
$3,637
$1,281
Q2'24
Required Capital
Available Capital

Strong Mix of Capital[3]


3%
31%
66%
Q1'24
11%
28%
61%
Q2'24
Tier 1
Tier 2
Tier 3

Financial Strength Rating (FSR)[2]:

Agency	Rating	Status
AM BEST	A- (Stable)	Affirmed April 26, 2024
Fitch Ratings	A- (Stable)	Affirmed March 12, 2024
Moody's	A3 (Stable)	Assigned March 19, 2024
S&P Global Ratings	A- (Stable)	Affirmed January 29, 2024

Key Comments

- Continue to operate the business against 'AA' rating requirement under S&P model
- Debt to capital ratio[4] at 19.3% at Q2'24 and remains within target range (vs. Q1'24: 22.8%) supported by $115m of debt retirement
- BSCR[1] strong at 284% as of Q2'24 (Q1'24: 261%) supported by $400m of debt refinancing actions
- $300m undrawn Revolving Credit Facility for backup liquidity and financial flexibility

Notes: [1] SiriusPoint Group BSCR calculated as available economic capital and surplus divided by the enhanced capital requirement as of March 31, 2024 and June 30, 2024, respectively. BSCR is an estimate. [2] Financial strength ratings for the operating subsidiaries, SiriusPoint International Insurance Corporation, SiriusPoint Bermuda Insurance Company, SiriusPoint America Insurance Company and SiriusPoint Specialty Insurance Corporation. [3] Q1'24 and Q2'24 capital mix is our internal view. [4] Debt to Capital Ratio calculated as debt divided by total capital. Total capital represents the sum of shareholders' equity and debt. Debt in this calculation excludes preference shares.

15

Appendix

Appendix 1

People: Strong Improvements Against All Engagement Metrics

SIRIUS POINT



80 +5

Overall Engagement Score

94 +13

Response Rate

87 +4

Leadership



+13 +37

Net Promoter Score[2]

86 +6

Alignment

82 +5

Collaboration

81 +5

Development

81 +7

Recognition

76 +9

Pride

70 +4

Wellbeing

A multitude of actions has led to significant improvement in employee engagement over the last 12 months[1]

- ✓ Culture Workshops
- ✓ Established Global Collaboration Windows
- ✓ Established Listening Groups Globally
- ✓ Launched Leadership Development Program
- ✓ Established Local Social & Charity Committees
- ✓ Enhanced Achiever Recognition Program
- ✓ Launched LinkedIn & Learning Platform
- ✓ Redesigned Referral Program
- ✓ Established New Hire Buddy Program
- ✓ Centralized recruitment approach to target high caliber talent

Notes: [1] Overall engagement and drivers are scored 0 to 100. Average scores of 70 and above are considered a positive result, in line with the &Frankly external benchmark which is the average results of other organizations utilizing the &Frankly engagement survey (approximately 600 companies). Results are compared with the previous employee engagement survey from Q2'23. [2] The Net Promoter Score is scored -100 to 100, and based on the question "Would you recommend working at SiriusPoint to a friend?". Average scores of above 0 are considered 'good', scores between 20-30 are considered 'great', which scores of 30 and above being 'exceptional'.

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Continued Progress on Rationalization of Strategic Investments Q2 Actions Post Q2 Position Deconsolidation of Arcadian, crystallizing the economic value onto the SiriusPoint Balance Sheet No impact to underwriting economics or relationship No impact to Net Income1 Consolidated MGAs 18 Strategic Investments Sale of equity holdings in Vyrd completed in the quarter Taken additional actions on 4 MGA stakes 3 Consolidated MGAs remain, with significant unrecognized off-balance sheet value Carrying value of $94m, with HY 24 net service fee income of $24m1 13 Investments with underwriting capacity, down 8 since start of 2023 6 Other Strategic Investments, down 4 since start of 2023 Continue to seek distribution partnerships without taking equity stakes through MGA Centre of Excellence 100% Owned 100% Owned Note if deleted - slide 9&10 refers to this 75% Owned Notes: [1] HY 24 Net Service Fee Income excludes $5.2m of fee income related to Arcadian which is no longer consolidated. Summary The overall net impact of the Q2 actions results in a $46m gain on the income statement Significant off-balance sheet value remains despite Q2 execution on MGA rationalization Appendix 2

1% 39% 26% 18% 11% 1%4% TPE Short-term Investments De-risked Investment Portfolio: In-line with Industry 19 Q2'24: $6.8bn Notes: [1] Other includes Strategics, TP Ventures and Legacy & Other Alts. [2] Third Point Enhanced Fund. [3] Excludes short-term investments. [4] Tangible diluted common shareholders’ equity attributable to SiriusPoint common shareholders. [5] Total asset leverage calculated as sum of total investments including cash and equivalents over tangible diluted common shareholders’ equity attributable to SiriusPoint common shareholders. Q1'24: $7.3bn 1 2 AAA AA A BBB Not Rated / Below IG Gov’t ABS/MBS/CLO Cash Corporate Other SiriusPoint ABS/MBS/CLO Corporate —% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q2'24 Fixed Income Portfolio Credit Quality3 Key Comments • Total investment portfolio lower at $6.8bn • Average credit rating at AA for our fixed income portfolio with limited exposure to below investment grade/non- rated fixed income instruments • No defaults across portfolio in Q2'24 • As a percentage of tangible common shareholders’ equity4: • BBB represents 25% (vs. Q1'24: 25%) • Below investment grade / non-rated represents 4% (vs. Q1'24: 4%) • 80% of securitized assets have AAA/AA ratings • Assets backing loss reserves duration stable at ~2.9 years (vs. ~2.9 years at Q1'24) and we are fully matched • Overall asset duration increased to ~3.0 years up from ~2.9 years at Q1’24 • Total asset leverage5 at 2.9x (vs. Q1'24: 3.2x) Investment Balances by Asset Class 1% 35% 24% 16% 15% 5% 4% Appendix 3

Thank You